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                                                                      Exhibit 23




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-26199, 333-48569, 333-61159 and 333-64165 of Tetra Tech, Inc. on Form S-8
and 333-2766 of Tetra Tech, Inc. on Form S-3 of our reports dated November 13, 1998, appearing in, and incorporated by reference in, this Annual Report on Form 10-K for the year ended October 4, 1998.




DELOITTE & TOUCHE LLP

Los Angeles, California
December 30, 1998